Exhibit 10.7

June 29, 2012

KeyBank National Association

4900 Tiedeman Road

Brooklyn, Ohio 44114

Attn: Real Estate Capital Services

KeyBank National Association

1200 Abernathy Road, N.E., Suite 1550

Atlanta, Georgia 30328

Attn: Mr. Daniel Stegemoeller

Ladies and Gentlemen:

Pursuant to the provisions of Section 2.11 of the Credit Agreement dated as of March 30, 2012, as from time to time in effect (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”), by and among Carter/Validus Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), KeyBank National Association (“KeyBank”), as Agent, and each of the financial institutions initially a signatory to the Credit Agreement together with their assignees pursuant to Section 18 of the Credit Agreement (collectively, the “Existing Lenders” and each individually a “Existing Lender”), the Borrower hereby requests an increase in the Total Commitment (as defined in the Credit Agreement) as further set forth below.

1. In connection with the request for such increase, the Borrower hereby certifies as follows:

(a) Request for Increase. The Borrower hereby requests an increase in the Total Commitment from $30,000,000.00 to $40,000,000.00 pursuant to Section 2.11 of the Credit Agreement (the “Increase”).

(b) Certifications. In connection with the Increase, each of the Borrower and Guarantor certifies that:

(i) As of the date hereof and as of the effective date of the Increase, both immediately before and after giving effect to the Increase, there exists and shall exist no Default or Event of Default;

(ii) As of the date hereof, the representations and warranties made by the Borrower and Guarantor in the Loan Documents or otherwise made by or on behalf of the Borrower or Guarantor in connection therewith or after the date thereof were true and correct in

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all material respects when made, are true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects as of the effective date of the Increase, both immediately before and after giving effect to the Increase, as though such representations and warranties were made on and as of that date except that if any representation and warranty is as of a specific date, such representations and warranty shall be true and correct in all material respects as of such date; and

(iii) Borrower has paid all fees required by the Agreement Regarding Fees and §2.11(d)(i) of the Credit Agreement.

(c) Commitments. Borrower hereby acknowledges and agrees that as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.11 of the Credit Agreement, the amount of each Lender’s Commitment shall be the amount set forth on Schedule A attached hereto and the Total Commitment under the Credit Agreement will include the Increase. In connection with the Increase, Synovus Bank (“Synovus”) shall be issued a Revolving Credit Note in the principal face amount of $10,000,000.00, and upon acceptance of such note by Synovus such note will be a “Note” under the Credit Agreement.

(d) Other Conditions. All other conditions to the Increase set forth in Section 2.11 of the Credit Agreement have been satisfied.

2. Synovus Agreements, Acknowledgements and Representations. By its signature below, Synovus, subject to the terms and conditions hereof, hereby agrees to perform all obligations with respect to its respective Commitment as if Synovus were an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective Commitment, which obligations shall include, but shall not be limited to, the obligation of Synovus to make a Loan to the Borrower with respect to its Commitment as required under Section 2.1 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. Synovus makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Section 14 of the Credit Agreement as of the date hereof. Further, Synovus acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. Synovus also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents or pursuant to any other obligation. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide Synovus with any credit or other information with respect to the Borrower or Guarantor or to notify the Synovus of any Default or Event of Default. Synovus has not relied on the Agent as to

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any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder. Synovus (i) represents and warrants that it is (1) legally authorized to enter into this agreement, and (2) an “accredited investor” (as such term is used in Regulation D of the Securities Act of 1933, as amended); (ii) confirms that it has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement; (iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (iv) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the date hereof and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender. Synovus acknowledges and confirms that its address for notices and Lending Office for Loans are as set forth on the signature pages hereto.

3. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

[Signatures Begin on the Following Page]

IN WITNESS WHEREOF, we have hereunto set our hands this 29th day of June, 2012.

BORROWER:

CARTER/VALIDUS OPERATING PARTNERSHIP,
LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT, Inc., a
Maryland corporation, its general partner

	By:	/s/ John E. Carter
	Name:	John E. Carter
	Title:	CEO (SEAL)

[Signatures Continued on Next Page]

GUARANTOR:

CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation

By:	/s/ John E. Carter
Name:	John E. Carter
Title:	CEO

HC-2501 W WILLIAM CANNON DR, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	CEO

DC-19675 W. TEN MILE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	CEO

[Signatures Continued on Next Page]

SYNOVUS:

SYNOVUS BANK, as a Lender

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Senior Vice President

Lending Office (all Types of Loans):

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attn: Virgie Johnson Telecopy Number: (205) 868-4749 Telephone Number: (205) 868-4840

[Signatures Continued on Next Page]

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Jeff Gilbreath
Name:	Jeff Gilbreath
Title:	Sr. Vice President

Schedule A

COMMITMENTS

Lender	Commitment
KeyBank National Association	$30,000,000.00
Synovus Bank	$10,000,000.00
TOTAL	$40,000,000.00